Virtus WMC Global Factor Opportunities ETF (Ticker: VGFO) (the “Fund”),

a series of ETFis Series Trust I (the “Trust”)

Supplement dated May 19, 2020 to the Fund’s

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2020, as supplemented

Important Notice Regarding Changes in Name and Investment Strategy

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the Fund.

On May 18, 2020, the Board of Trustees of the Trust approved changes to the name and principal investment strategies of the Fund, in order to reposition the Fund from a factor-based global equity ETF to an international (developed markets ex-U.S.) dividend ETF. The purpose of this supplement is to describe these changes and the corresponding additional risks. While certain changes will be implemented, as described further below, the Fund’s investment objective will not change, and the Fund will continue to be managed by the same portfolio management team. Shareholders should be aware that, due to the repositioning, the Fund may experience a higher than normal portfolio turnover rate, which may result in increased transaction costs and increased capital gains distributions to shareholders.

Accordingly, effective on or about July 20, 2020, the Fund’s Prospectus and SAI will be revised to reflect the following changes:

1.	The Fund will be renamed “Virtus WMC International Dividend ETF.”
2.	The Fund’s ticker symbol will change to “VWID.”
3.	The following or similar information regarding the Fund’s new principal investment strategy will replace in its entirety similar information appearing in the “Principal Investment Strategy” section of the Fund’s Prospectus:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective by attempting to generate a higher dividend yield than is generally provided by equity markets in developed ex-U.S. countries, as measured by the MSCI World ex USA Index, over a full market cycle within a framework that attempts to manage portfolio risk. The Fund invests primarily in equity securities of foreign issuers of any market capitalization. The principal types of equity securities in which the Fund invests are common and preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and real estate investment trusts (“REITs”).

Wellington Management Company LLP, the Fund’s sub-adviser (the “Sub-Adviser”), employs a systematic process to evaluate a security for purchase or sale by the Fund that is based on quantitative and qualitative research and analysis. The investment universe includes all securities included in the MSCI World ex USA Index. The systematic process used by the Sub-Adviser seeks to construct a portfolio of approximately 150 to 250 securities. In determining which securities to purchase or sell, the Sub-Adviser considers the risk characteristics of the securities in the context of seeking to achieve the Fund’s overall portfolio objective. Yield is the primary risk characteristic evaluated by the Sub-Adviser, and as such forecasted dividend yields are used where possible to make the yield target of a security forward looking. The portfolio construction process also seeks to minimize portfolio risks including industry, country, and currency risks by gaining broad exposure to securities within the investment universe that are diversified across industries and countries.

Under normal market conditions, the Fund’s investments will provide exposure to investments that are economically tied to at least three different countries outside of the U.S. The Fund considers an issuer to be outside of the U.S. if: (i) it is organized under the laws of, or maintains a principal place of business in, a country outside the U.S.; (ii) the principal trading market for its securities is in a country outside the U.S.; or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a country outside the U.S., or has at least 50% of its assets in a country outside the U.S.

From time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors, countries or geographic regions.

4.	The “Principal Risks” section of the Fund’s Prospectus will be revised to remove “Emerging Markets Risk” and to include additional risks that correspond with changes to the Fund’s principal investment strategies described above, including the following risks:

Dividend Paying Securities Risk. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. The value of a security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by the Fund decreases, the Fund may have less income to distribute to the Fund’s shareholders. Dividend paying securities can fall out of favor with the market, causing the Fund to underperform funds that do not focus on dividend paying securities during such periods. In addition, securities with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these securities may tend to fall. Conversely, the prices of higher yielding securities may tend to rise when interest rates fall. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In addition, companies that borrow money through a loan program established under the CARES Act, legislation passed in response to the COVID-19 pandemic, may be unable to pay dividends to shareholders for some period of time according to the terms of the loan.

Risks of Investing in Japan. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund’s investments. Japan’s relations with its neighbors have at times been strained, and strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy.

5.	The Fund will change its broad-based securities market benchmark from the MSCI AC World Index to the MSCI World ex USA High Dividend Yield Index.

A revised Prospectus and SAI that reflect these changes will be available once the repositioning is effective.

Investors should retain this supplement for future reference.

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